Exhibit 24

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Timothy Lain, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the fiscal year ended June 30, 2026, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August 2026.

                                /s/ Viola L. Acoff
                                Viola L. Acoff
                                Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Timothy Lain, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the fiscal year ended June 30, 2026, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August 2026.

                                /s/ Julie Beck
                                Julie Beck
                                Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Timothy Lain, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the fiscal year ended June 30, 2026, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August 2026.

                                /s/ Ken Giacobbe
                                Ken Giacobbe
                                Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Timothy Lain, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the fiscal year ended June 30, 2026, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August 2026.

                                /s/ A. John Hart
                                A. John Hart
                                Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Timothy Lain, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the fiscal year ended June 30, 2026, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August 2026.

                                /s/ Steven E. Karol
                                Steven E. Karol
                                Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Timothy Lain, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the fiscal year ended June 30, 2026, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August 2026.

                                /s/ Kathleen Ligocki
                                Kathleen Ligocki
                                Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Timothy Lain, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the fiscal year ended June 30, 2026, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August 2026.

                                /s/ Charles McLane, Jr.
                                Charles McLane, Jr.
                                Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Timothy Lain, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the fiscal year ended June 30, 2026, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August 2026.

                                /s/ Colleen Pritchett
                                Colleen Pritchett
                                Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Timothy Lain, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the fiscal year ended June 30, 2026, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August 2026.

                                /s/ Stephen M. Ward, Jr.
                                Stephen M. Ward, Jr.
                                Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Timothy Lain, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the fiscal year ended June 30, 2026, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August 2026.

                                /s/ Ramin Younessi
                                Ramin Younessi
                                Director

CARPENTER TECHNOLOGY CORPORATION

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned, in his or her capacity as a Director of Carpenter Technology Corporation, hereby appoints James D. Dee and Timothy Lain, or either of them, his or her true and lawful attorneys to execute in his name, place and stead, in his or her capacity as Director of the Company, the Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K, for the fiscal year ended June 30, 2026, of said Company, and any and all amendments to said Annual Report and all instruments necessary or incidental in connection therewith and to file them with the Securities and Exchange Commission. The attorneys shall individually have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or desirable to be done in the exercise of any of the rights and powers herein granted, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys.
IN TESTIMONY WHEREOF, the undersigned has voluntarily executed this instrument this 12th day of August 2026.

                                /s/ Howard Yu
                                Howard Yu
                                Director